SCUDDER
                                                                 INVESTMENTS(SM)
                                                                 [LOGO]

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EQUITY/DOMESTIC
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Scudder Growth and
Income Fund

Fund #064

Semiannual Report
June 30, 2000


The fund seeks long-term growth of capital, current income, and growth of income.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      15   Glossary of Investment Terms

                      16   Investment Portfolio

                      21   Financial Statements

                      24   Financial Highlights

                      26   Notes to Financial Statements

                      34   Shareholder Meeting Results

                      35   Officers and Trustees

                      36   Investment Products and Services

                      38   Account Management Resources


                       2| Scudder Growth and Income Fund

Scudder Growth and Income Fund

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ticker symbol SCDGX                                              fund number 064
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Date of           o   Scudder Growth and Income Fund -- Scudder Shares
Inception:            returned 1.06% in the six months ended June 30, 2000,
5/31/29               beating the -0.42% return of its unmanaged benchmark,
                      the S&P 500. In addition, the fund has outperformed
                      its peer group over the one-, three-, five-, and
                      ten-year time periods, according to Lipper Analytical
Total Net             Services.^1
Assets as of
6/30/00:          o   The fund continues to employ a disciplined approach
$6 billion            that focuses on establishing long-term positions in
                      well-managed, attractively valued companies.

                  o Performance was helped by the fund's holdings in the technology, consumer staples, and health care sectors.



^1 Lipper Analytical Services, Inc., is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains. For the period ended June 30, 2000, Scudder Growth and Income Fund -- Scudder Shares' Lipper ranking was 203 out of 485 funds for the one-year period, 156 out of 328 funds for the three-year period, 69 out of 206 for the five-year period, and 24 out of 88 for the ten-year period. Past performance is no guarantee of future results.

                       Scudder Growth and Income Fund | 3

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report the results of the Scudder Growth and Income Fund for the six-month period ended June 30, 2000. During the first half of the year, a powerful first quarter rally in growth stocks gave way to a violent correction during April and May, as concerns built that the Fed would be forced to raise interest rates several times in order to stem inflation pressures. Just as market sentiment reached its nadir, however, the U.S. economy began to show signs of cooling to a more manageable rate of growth. Taking this to mean that the Fed would be less likely to raise rates over the second half of the year, investors moved back into equities during June. The net result of these fluctuations was that the U.S. market, as measured by the S&P 500, finished the period virtually unchanged.

We believe that the lesson from the last six months is that no matter what is taking place in the financial markets, it is essential to stay focused on your goals and ensure that your investments are appropriately suited for your needs. For many investors, however, the strong performance of the U.S. stock market during the second half of the 1990s diminished the attractiveness of diversification and a long-term point of view. But as the events of the first half of 2000 demonstrated, these factors are still important components of a successful investment strategy. In a

                       4 | Scudder Growth and Income Fund
period in which stocks experienced significant volatility, portfolios with exposure to several asset classes were generally better positioned to ride out the market's fluctuations than portfolios that were concentrated in a single area, such as technology. Unless you plan to devote your energies to investing every day, we think that you will benefit from taking a long-term approach that includes exposure to several asset classes.

As a shareholder of the Scudder Growth and Income Fund, you already own shares of a fund that invests in value stocks. Although the value style has not performed well over the past two years, the rapid sector rotations during the first half of 2000 have demonstrated the benefit of maintaining exposure to several areas of the stock market.

Thank you for your continued investment in Scudder Growth and Income Fund. For current information on the fund or your account, visit our Web site at www.scudder.com. There you'll find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Linda C. Coughlin

Linda C. Coughlin

President,

Scudder Growth and Income Fund

                       Scudder Growth and Income Fund | 5

Performance Update
--------------------------------------------------------------------------------
                                                                   June 30, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                    Scudder Growth and
                 Income Fund -- Scudder Shares       S&P 500 Index*
                 -----------------------------       --------------

          '90             10000                          10000
          '91             10693                          10738
          '92             12858                          12180
          '93             14708                          13841
          '94             15832                          14036
          '95             18797                          17694
          '96             23267                          22293
          '97             31006                          30032
          '98             37410                          39092
          '99             40482                          47991
          '00             38720                          51474

                          Yearly periods ended June 30


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                               Growth of                              Average
Period ended 6/30/2000          $10,000             Cumulative         Annual
--------------------------------------------------------------------------------
Scudder Growth and Income Fund -- Scudder Shares
--------------------------------------------------------------------------------
1 year                         $   9,565               -4.35%            -4.35%
--------------------------------------------------------------------------------
5 year                         $  20,600              106.00%            15.55%
--------------------------------------------------------------------------------
10 year                        $  38,721              287.21%            14.50%
--------------------------------------------------------------------------------

S&P 500 Index*
--------------------------------------------------------------------------------
1 year                         $  10,726                7.26%             7.26%
--------------------------------------------------------------------------------
5 year                         $  29,092              190.92%            23.78%
--------------------------------------------------------------------------------
10 year                        $  51,474              414.74%            17.79%
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

                       6 | Scudder Growth and Income Fund

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL RETURN (%) AND INDEX TOTAL RETURN (%)

BAR CHART DATA:

                          Yearly periods ended June 30

              Scudder Growth and
       Income Fund -- Scudder Shares        S&P 500 Index*
       -----------------------------        --------------
1991                  6.93                       7.38
1992                 20.25                      13.43
1993                 14.39                      13.65
1994                  7.64                       1.40
1995                 18.72                      26.07
1996                 23.78                      26.00
1997                 33.26                      34.72
1998                 20.66                      30.17
1999                  8.21                      22.76
2000                 -4.35                       7.26


                1991  1992   1993   1994   1995   1996  1997   1998   1999   2000
------------------------------------------------------------------------------------
Fund Total
Return (%)       6.93 20.25  14.39   7.64  18.72  23.78 33.26  20.66   8.21  -4.35
------------------------------------------------------------------------------------
Index Total
Return (%)       7.38 13.43  13.65   1.40  26.07  26.00 34.72  30.17  22.76   7.26
------------------------------------------------------------------------------------
Net Asset
Value ($)       13.81 16.04  17.20  17.00  18.53  21.85 27.02  29.50  29.12  26.70
------------------------------------------------------------------------------------
Income
Dividends ($)     .64   .52    .51    .47    .51    .56   .59    .74    .59    .31
------------------------------------------------------------------------------------
Capital Gains
Distributions ($)  --    --    .54   1.04    .94    .42  1.18   2.09   1.92    .82
------------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

         All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

         Effective August 2, 1999, the Fund offers two share classes: Scudder shares and Class R shares. The total return information provided is for the Fund's Scudder share class.

                       Scudder Growth and Income Fund | 7

Portfolio Summary
--------------------------------------------------------------------------------
                                                                   June 30, 2000

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE


Common Stocks               96%                              Management seeks to
Cash Equivalents             3%                         remain fully invested in
Short-Term Investments       1%                           equities at all times.
----------------------------------------------------
                           100%
----------------------------------------------------


--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------
(excludes 3% Cash Equivalents)

THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE

Technology                  20%                             The fund's increased
Financial                   17%                          weighting in technology
Health                      13%                           and health care stocks
Manufacturing               12%                              boosted performance
Energy                      10%                               during the period.
Communications               8%
Consumer Staples             7%
Media                        4%
Durables                     3%
Other                        6%
----------------------------------------------------------
                           100%
----------------------------------------------------------


                       8 | Scudder Growth and Income Fund

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(34% of Portfolio)                                       The fund's top holdings
                                                              reflect a focus on
                                                          stocks that management
                                                                  believes to be
                                                          attractively valued in
                                                               relation to their
                                                                earnings growth.
  1.  Corning, Inc.
      Specialty glass manufacturer

  2.  Intel Corp.
      Producer of semiconductor memory circuits

  3.  Oracle Corp.
      Provider of database management software

  4.  Exxon Mobil Corp.
      International oil company

  5.  General Electric Co.
      Producer of electrical equipment

  6.  American Home Products Corp.
      Diversified pharmaceutical company

  7.  Citigroup, Inc.
      Diversified financial services company

  8.  PepsiCo, Inc.
      Provider of soft drinks, snack foods and food services

  9.  American International Group, Inc.
      International insurance holding company

 10.  Marsh & McLennan Companies, Inc.
      Insurance, brokerage, consulting and investment management services



For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                       Scudder Growth and Income Fund | 9

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                   June 30, 2000

In the following interview, Kathleen T. Millard, lead portfolio manager of Scudder Growth and Income Fund, discusses the recent market environment and the fund's current investment strategy.

         Q: The first half of 2000 was marked by extreme fluctuations in the U.S. stock market. What has this meant for value stocks?

         A: Value stocks were subject to high volatility and rapid sector rotations throughout the first half of 2000. In the first two months of the year, the overall market posted negative returns despite a rally in a small group of technology stocks and small cap growth names. Meanwhile, value-oriented stocks responded negatively to rising long-term interest rates, higher energy prices, and the threat of increases in short-term interest rates by the U.S. Federal Reserve. However, the March-May period brought a significant rotation in market leadership. Value stocks generally outperformed growth stocks in this period as stronger-than-expected corporate earnings, fears regarding more aggressive Fed action, and a steep correction in technology shares weighed heavily on the market. But by June, a powerful Nasdaq-driven rally propelled large-cap growth indices higher, while softness in the financial and energy sectors set the tone for a decline in large-cap value stocks.

         Market volatility challenges us to remain focused on our disciplined strategy of finding and holding attractively valued securities with positive fundamental outlooks. We also emphasize our sell discipline, which includes not only reducing positions that have violated our fundamental investment thesis, but also selling stocks as they reach full valuation. In a period characterized by its volatility, this steady approach -- along with the fund's extensive diversification -- helped mitigate the fluctuations of the broader market.


                      10 | Scudder Growth and Income Fund

                             Stock Selection Process

The portfolio management team employs a three-step investment process in selecting stocks for the fund that is based on: 1) attractive valuations, 2) solid fundamentals, and 3) risk management. To uncover attractive valuations, the 1000 largest companies in the fund's investment universe are screened using measures such as relative dividend yield, price/cash flow, price/forward-earnings, and other earnings measures. Stocks are then ranked into quintiles according to these variables. Stocks falling into quintiles 1 and 2 are in the "buy" zone, 3 and 4 are in the "hold" zone, and 5 is in the "sell" zone.

Analyst ratings are then used to identify companies with attractive fundamentals. This helps to narrow the list of potential purchase candidates. From this perspective, the portfolio managers focus on the management strategy of the company and the dynamics of the company's financial statements.

--------------------------------------------------------------------------------
3-Step Investment Process
--------------------------------------------------------------------------------
Valuation                  Fundamental Research      Risk Management
--------------------------------------------------------------------------------
Criteria                   Analyst ratings are       Company-Specific Risk
--------                   used to narrow the        ---------------------
Multi-factor model         list. Focus is on the     Valuation,
screens stocks for         management strategy of    fundamentals, and
attractive valuations.     the company and the       position sizes.
                           dynamics of the
Rank stocks by quintile    company's financial       Portfolio Risk
-----------------------    statements.               --------------
o    1-2 Buy                                         Diversification, value
o    3-4 Hold                                        tilt, and monitor
o    5   Sell                                        performance deviation
                                                     from S&P 500.
--------------------------------------------------------------------------------

With regard to risk, the portfolio management team looks at two kinds of risk: company-specific risk and portfolio risk. Company-specific risk is managed through valuation, fundamentals, and by limiting position sizes. On the portfolio level, risk is managed three ways: by maintaining adequate diversification across industry sectors (no major sector bets); by maintaining a portfolio with greater value characteristics than the fund's benchmark (the portfolio's value tilt provides a measure of protection if the overall market declines); and by monitoring the source and amount of the portfolio's deviation from its benchmark (individual holdings are monitored to determine what helped and hurt the portfolio).


      Scudder Growth and Income Fund | 11

         Q: One of the fund's goals is to outperform the S&P 500 Index in down markets. Did it achieve this goal during the most recent period?

         A: We are pleased to report that the 1.06% return of Scudder Growth and Income Fund -- Scudder Shares outperformed the -0.42% return of its benchmark, the S&P 500 Index. We believe that the fund's favorable relative performance in the first half is a reflection of our disciplined value framework. Our quantitative valuation screens helped during the second quarter as momentum strategies -- those that focus on investing in the market's most recent winners regardless of their valuations -- quickly reversed to the negative. As the market once again recognizes the importance of valuation characteristics such as low price/earnings, low price/cash flow, and high relative dividend yield, we believe that investors will be rewarded for making decisions based on rational investment criteria. We feel that this approach has helped the fund to hold up well amid the recent volatility by enabling it to post strong relative performance during the periods in which the stock market was falling. Our disciplined investment style has also enabled the fund to outperform its peer group over the one-, three-, five-, and ten-year time periods, according to Lipper Analytical Services.

         Q: How did the fund's holdings in the technology sector impact performance?

         A: The combination of the fund's underweighted position in the sector and strong stock selection within the group helped fund performance during the second quarter correction. Relative to its benchmark, the fund's weighting in tech stocks has increased in the past three months as its holdings have outperformed the technology component of the S&P
         500. The fund's two largest positions, Intel and Corning, were both down much less than the sector as a whole during the spring correction. We opted to cut back on the fund's position in Corning, which we bought two years ago at 15 times earnings and trimmed at 100 times


                       12 | Scudder Growth and Income Fund
         earnings. A recent addition to the portfolio was Intuit, which we believe will successfully exploit its dominant consumer finance software franchise through distribution on the Internet.

         Q: What other fund holdings contributed positively to performance?

         A: The fund's holdings in the consumer staples area performed well in the second quarter as the volatile market environment prompted investors to seek more defensive holdings. The fund benefited from the rallies in Anheuser-Busch, PepsiCo, and Avon. Health care stocks, a sector in which we have been adding throughout the first half of the year, also contributed to performance. The fund's weighting in the sector currently stands at 12.6% of net assets, up from 6.6% six months ago. We moved into health care during the first quarter on the theory that the sector's valuations were extremely attractive in relation to its growth rate. This disparity was the result of concerns over the Medicare drug benefit that, in our view, were overblown. What's more, health care stocks tend to perform well when growth is expected to slow, since their earnings are less vulnerable to fluctuations in the economy. Stocks that have performed well for us in this area include Amgen and American Home Products.

         Q: What moves have you made within the financial area, the fund's second largest sector holding?

         A: Our strategy within the financial services sector has been to tilt the portfolio toward insurance stocks and large global financial services companies with diversified, fee-oriented revenue streams. Our hypothesis is that these groups will outperform the average financial services stock as interest rates rise, credit conditions deteriorate, and traditional lending businesses become increasingly commoditized. An example of a stock that fits our criteria is Mellon Financial, which offers higher growth and a higher-return portfolio of financial services businesses than the average regional bank. We are also enthusiastic on


                       Scudder Growth and Income Fund | 13
         management's strategy of investing in the company's growth businesses and exiting its lower-return segments. If well-executed, this strategy should continue to improve Mellon's growth rate and valuation over time. The fund's largest positions in the financial sector are American International Group, Marsh & McLennan, and Citigroup.

         Q: What is your outlook as we move into the second half of the year?

         A: Consistent with the nature of the market environment over the past six months, the second half offers both risks and opportunities. On one hand, rising unit labor costs and higher energy prices were rapidly priced into basic materials, manufacturing, and bank stocks during the second quarter, which in our view highlighted the possibility that there is little room for improvement in the profit margins of companies in these sectors. Cheap valuations did not protect these stocks from underperforming, so our discipline of avoiding peak margin situations helped steer us around many of these "value traps." We see potential opportunity in selected consumer staples, health care, aerospace, and insurance companies, where we believe the potential for margin expansion still exists. We are also favorably inclined toward energy stocks despite the run-up in the price of oil to seemingly unsustainable levels north of $30 a barrel, since the stocks are generally discounting $20 oil.

         We are pleased with the portfolio's positioning and this year's trend in relative performance. We continue to focus on generating returns through individual stock selection, while diligently managing our risk profile. Our investment discipline has been consistently applied, as we have adhered to our value-oriented style through extremely volatile market conditions. The pace of change in the markets and the economy is moving at a blistering rate, but we believe that with a sound process and a strong investment organization, we will continue to deliver a superior value-based investment product to our shareholders.


                       14 | Scudder Growth and Income Fund

Glossary of Investment Terms
--------------------------------------------------------------------------------


            Consumer  Products purchased by consumers on a regular
             Staples basis, such as food, beverages, alcohol, and tobacco. In the aggregate, sales of consumer staples tend to be steady and less sensitive to economic fluctuations.

            Dividend  With stocks, a company's payment out of earnings to
               Yield shareholders divided by its share price. For example, a stock that sells for $10 and pays annual dividends totaling $1 has a yield of 10%; if the stock price goes up to $20 and the dividend were to remain at $1, the yield would fall to 5%.

        Growth Stock  Stock of a company that has displayed above average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

              Market The market value of a company's outstanding shares of Capitalization common stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalization. "Large-cap" stocks tend to be more liquid.

            Momentum The practice of investing in the market's top performing Investing stocks in order to capture additional upward movements in their prices.

         Value Stock  A company whose stock price does not fully reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

An expanded list of terms is located at our Web site, www.scudder.com.

                       Scudder Growth and Income Fund | 15

Investment Portfolio                             as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                              Principal
                                                             Amount ($)     Value ($)
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Repurchase Agreements 2.5%
----------------------------------------------------------------------------------------

 Donaldson, Lufkin & Jenrette, 6.53%, to be repurchased
    at $156,531,388, on 7/3/2000**
    (Cost $156,503,000) ....................................   156,503,000   156,503,000

----------------------------------------------------------------------------------------
Short-Term Investments 1.5%
----------------------------------------------------------------------------------------

 Bell Atlantic Network Funding Corp.:
    6.62%, 8/7/2000*** .....................................     5,000,000     4,966,238
    6.54%, 8/10/2000*** ....................................    15,000,000    14,890,500

----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $19,856,738)                               19,856,738
----------------------------------------------------------------------------------------



                                                                  Shares
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Common Stocks 96.0%
----------------------------------------------------------------------------------------

 Consumer Discretionary 2.0%

 Department & Chain Stores
 Wal-Mart Stores, Inc. .....................................     2,195,300   126,504,163
                                                                             -----------
 Consumer Staples 6.5%
 Alcohol & Tobacco 2.0%
 Anheuser-Busch Companies, Inc. ............................     1,513,000   113,002,188
                                                                             -----------
 Food & Beverage 2.5%
 PepsiCo, Inc. .............................................     3,405,900   151,349,681
                                                                             -----------
 Package Goods/Cosmetics 2.0%
 Avon Products, Inc. .......................................     2,850,500   126,847,250
                                                                             -----------
 Health 12.0%
 Biotechnology 1.0%
 Amgen Inc.* ...............................................       748,900    52,610,225
                                                                             -----------
 Medical Supply & Specialty 2.2%
 Becton, Dickinson & Co. ...................................     1,120,100    32,132,869

     The accompanying notes are an integral part of the financial statements

                       16 | Scudder Growth and Income Fund


                                                Shares       Value ($)
--------------------------------------------------------------------------------

 Medtronic, Inc. ..........................     2,074,000   103,311,125
                                                            -----------
                                                            135,443,994
                                                            -----------
 Pharmaceuticals 8.8%
 American Home Products Corp. .............     2,873,300   168,806,375
 Bristol-Myers Squibb Co. .................     1,492,500    86,938,125
 Eli Lilly & Co. ..........................       944,300    94,311,963
 Johnson & Johnson, Inc. ..................       881,500    89,802,813
 Merck & Co., Inc. ........................     1,395,400   106,922,525
                                                            -----------
                                                            546,781,801
                                                            -----------
 Communications 7.5%
 Telephone/Communications
 Bell Atlantic Corp. ......................     1,669,596    84,836,347
 BellSouth Corp. ..........................     2,164,500    92,261,813
 GTE Corp. ................................     1,572,200    97,869,450
 SBC Communications, Inc. .................     2,220,762    96,047,957
 Sprint Corp. .............................     1,443,900    73,638,900
                                                            -----------
                                                            444,654,467
                                                            -----------
 Financial 16.0%
 Banks 3.5%
 Chase Manhattan Corp. ....................     2,279,700   105,008,681
 FleetBoston Financial Corp. ..............     1,906,000    64,804,000
 US Bancorp ...............................     2,107,000    40,559,750
                                                            -----------
                                                            210,372,431
                                                            -----------
 Insurance 2.5%
 American International Group, Inc. .......     1,278,100   150,176,750
                                                            -----------
 Consumer Finance 4.0%
 American Express Co. .....................       821,400    42,815,475
 Citigroup, Inc. ..........................     2,775,700   167,235,925
 Mellon Financial Corp. ...................    10,301,200    47,412,475
                                                            -----------
                                                            257,463,875
                                                            -----------
 Other Financial Companies 6.0%
 Federal National Mortgage Association.....     2,406,900   125,610,094
 Marsh & McLennan Companies, Inc. .........     1,401,400   146,358,713
 Morgan Stanley Dean Witter & Co. .........     1,123,100    93,498,075
                                                            -----------
                                                            365,466,882
                                                            -----------
 Media 4.0%
 Advertising 1.0%
 Interpublic Group of Companies, Inc......      1,433,600    61,644,800
                                                            -----------

    The accompanying notes are an integral part of the financial statements.

                       Scudder Growth and Income Fund | 17

                                              Shares       Value ($)
--------------------------------------------------------------------------------

 Broadcasting & Entertainment 2.0%
 Walt Disney Co. ........................     3,056,900   118,645,931
                                                          -----------
 Cable Television 1.0%
 Comcast Corp. "A"* .....................     1,385,800    56,124,900
                                                          -----------
 Service Industries 2.5%
 EDP Services 1.0%
 First Data Corp. .......................     1,515,800    75,221,575
                                                          -----------
 Printing/Publishing 1.5%
 McGraw-Hill, Inc. ......................     1,835,400    99,111,600
                                                          -----------
 Durables 2.0%

 Aerospace 1.0%
 Boeing Co. .............................       717,600    30,004,650
 Rockwell International Corp. ...........     1,206,000    37,989,000
                                                          -----------
                                                           67,993,650
                                                          -----------
 Automobiles 0.5%
 Ford Motor Co. .........................       999,000    42,957,000
                                                          -----------
 Construction/Agricultural Equipment 0.5%
 Deere & Co. ............................     1,235,600    45,717,200
                                                          -----------
 Manufacturing 11.0%
 Chemicals 2.0%
 Dow Chemical Co. .......................     3,159,600    95,380,425
                                                          -----------
 Electrical Products 3.0%
 General Electric Co. ...................     3,258,300   172,689,900
                                                          -----------
 Industrial Specialty 5.0%
 Corning, Inc. ..........................     1,212,750   327,290,906
                                                          -----------
 Machinery/Components/Controls 1.0%
 Parker-Hannifin Corp. ..................     2,363,800    80,960,150
                                                          -----------
 Technology 19.0%
 Computer Software 8.0%
 America Online, Inc. ...................       972,700    51,309,925

    The accompanying notes are an integral part of the financial statements.

                       18 | Scudder Growth and Income Fund

                                                  Shares       Value ($)
--------------------------------------------------------------------------------

 Computer Associates International, Inc. ...     1,053,400    53,920,913
 Intuit, Inc. ..............................       718,500    29,727,938
 Microsoft Corp.* ..........................     1,362,400   108,992,000
 Oracle Corp.* .............................     2,793,800   234,853,813
                                                             -----------
                                                             478,804,589
                                                             -----------
 Electronic Components/Distributors 2.0%
 Cisco Systems, Inc. .......................     1,748,700   111,151,721
                                                             -----------
 Electronic Data Processing 3.3%
 Compaq Computer Corp. .....................     2,707,300    69,205,356
 Hewlett-Packard Co. .......................       489,000    61,063,875
 International Business Machines Corp. .....       766,300    83,957,744
                                                             -----------
                                                             214,226,975
                                                             -----------
 Semiconductors 5.5%
 Intel Corp. ...............................     2,386,500   319,045,219
 Texas Instruments, Inc. ...................       475,400    32,654,038
                                                             -----------
                                                             351,699,257
                                                             -----------
 Miscellaneous 0.2%
 Agilent Technologies, Inc.* ...............       204,430    15,076,742
                                                             -----------
 Energy 9.5%
 Oil & Gas Production 5.5%
 Exxon Mobil Corp. .........................     2,355,253   184,887,361
 Royal Dutch Petroleum Co. (New York shares)     1,811,800   111,538,938
 Texaco, Inc. ..............................     1,050,300    55,928,475
                                                             -----------
                                                             352,354,774
                                                             -----------
 Oil Companies 3.0%
 Chevron Corp. .............................       471,800    40,014,538
 Total FINA ELF S.A. "B" ...................       662,723   101,468,188
                                                             -----------
                                                             141,482,726
                                                             -----------
 Oilfield Services/Equipment 1.0%
 Schlumberger Ltd. .........................       778,000    58,058,250
                                                             -----------
 Metals & Minerals 1.0%
 Steel & Metals
 Alcoa, Inc. ...............................     1,570,400    45,541,600
                                                             -----------
 Transportation 0.5%
 Airlines
 AMR Corp. .................................       654,700    17,308,631
                                                             -----------

    The accompanying notes are an integral part of the financial statements.

                       Scudder Growth and Income Fund | 19

                                                                   Shares         Value ($)
---------------------------------------------------------------------------------------------

 Utilities 2.5%
 Electric Utilities
 FPL Group, Inc. ............................................       1,252,700      62,008,650
 Unicom Corp. ...............................................       2,147,400      83,077,538
                                                                                -------------
                                                                                  145,086,188
---------------------------------------------------------------------------------------------
Total Common Stocks (Cost $4,426,034,467)                                       5,855,203,197
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $4,602,394,205) (a)                  6,031,562,935
---------------------------------------------------------------------------------------------

*        Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

***      Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $4,604,183,435. At June 30, 2000, net unrealized appreciation for all securities based on tax cost was $1,427,379,500. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,545,799,241 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $118,419,741.

    The accompanying notes are an integral part of the financial statements.

                       20 | Scudder Growth and Income Fund

Financial Statements
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (cost $4,602,394,205) ...............   $ 6,031,562,935
Foreign currency, at value (cost $1,113,559) ............................         1,113,559
Receivable for investments sold .........................................        19,346,734
Dividends receivable ....................................................         5,008,882
Interest receivable .....................................................            28,388
Receivable for Fund shares sold .........................................           850,900
Foreign taxes recoverable ...............................................         1,556,242
Due from Adviser ........................................................            42,887
Other assets ............................................................            22,739
                                                                            ---------------
Total assets ............................................................     6,059,533,266

Liabilities
-------------------------------------------------------------------------------------------
Due to custodian bank ...................................................         1,413,932
Payable for investments purchased .......................................        60,012,222
Payable for Fund shares redeemed ........................................        17,751,334
Accrued management fee ..................................................         2,244,757
Accrued reorganization costs ............................................         2,855,286
Accrued Trustees' fees and expenses .....................................            91,167
Other accrued expenses and payables .....................................         2,337,496
                                                                            ---------------
Total liabilities .......................................................        86,706,194
                                                                            ---------------
-------------------------------------------------------------------------------------------
Net assets, at value                                                        $ 5,972,827,072
-------------------------------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income .....................................         2,138,399
Net unrealized appreciation (depreciation) on:
  Investments ...........................................................     1,429,168,730
  Foreign currency related transactions .................................           (98,508)
Accumulated net realized gain (loss) ....................................       320,553,718
Paid-in capital .........................................................     4,221,064,733
-------------------------------------------------------------------------------------------
Net assets, at value                                                        $ 5,972,827,072
-------------------------------------------------------------------------------------------

Net Asset Value
-------------------------------------------------------------------------------------------
Scudder Shares

Net Asset Value, offering and redemption price per share ($5,966,691,013 /
   223,438,401 outstanding shares of beneficial interest, $.01 par value,   ---------------
   unlimited number of shares authorized)................................    $        26.70
                                                                            ---------------

Class R Shares

Net Asset Value, offering and redemption price per share
   ($6,136,059 / 232,389 outstanding shares of beneficial interest,         ---------------
   $.01 par value, unlimited number of shares authorized)..............     $        26.40
                                                                            ---------------

    The accompanying notes are an integral part of the financial statements.

                       Scudder Growth and Income Fund | 21


--------------------------------------------------------------------------------
Statement of Operations for the six months ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $251,975) ..........  $  45,340,269
Interest .......................................................      2,618,940
                                                                  -------------
Total Income ...................................................     47,959,209
                                                                  -------------
Expenses:
Management fee .................................................     14,070,732
Services to shareholders .......................................     10,490,892
Custodian and accounting fees ..................................        342,953
Administrative services fees ...................................          7,783
Auditing .......................................................         42,849
Legal ..........................................................         67,678
Trustees' fees and expenses ....................................        115,441
Reports to shareholders ........................................        470,718
Registration fees ..............................................         47,419
Reorganization .................................................      3,230,929
Other ..........................................................        103,334
                                                                  -------------
Total expenses, before expense reductions ......................     28,990,728
Expense reductions .............................................       (153,220)
                                                                  -------------
Total expenses, after expense reductions .......................     28,837,508
--------------------------------------------------------------------------------
Net investment income  (loss)                                        19,121,701
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................    319,067,792
Foreign currency related transactions ..........................          5,392
                                                                  -------------
                                                                    319,073,184
                                                                  -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................   (292,268,682)
Foreign currency related transactions ..........................        916,109
                                                                  -------------
                                                                   (291,352,573)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           27,720,611
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $  46,842,312
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                       22 | Scudder Growth and Income Fund


--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                       Six Months
                                                          Ended           Year Ended
                                                      June 30, 2000       December 31,
Increase (Decrease) in Net Assets                      (Unaudited)            1999
----------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $    19,121,701    $   127,835,510
Net realized gain (loss) on investment transactions       319,073,184        204,568,011
Net unrealized appreciation (depreciation) on
   investment transactions during the period.......      (291,352,573)        80,707,122
                                                      ---------------    ---------------
Net increase (decrease) in net assets resulting
   from operations.................................        46,842,312        413,110,643
                                                      ---------------    ---------------
Distributions to shareholders from:
Net investment income:
  Scudder Shares ..................................       (16,982,189)      (134,071,528)
                                                      ---------------    ---------------
  Class R Shares ..................................            (1,113)          (131,770)
                                                      ---------------    ---------------
Net realized gains:
  Scudder Shares ..................................       (46,198,585)      (177,492,521)
                                                      ---------------    ---------------
  Class R Shares ..................................           (52,957)           (31,861)
                                                      ---------------    ---------------
Fund share transactions:
Proceeds from shares sold .........................       421,230,956      1,519,001,419
Reinvestment  of distributions ....................        59,270,083        294,028,961
Cost of shares redeemed ...........................    (1,262,266,077)    (2,725,680,063)
                                                      ---------------    ---------------
Net increase (decrease) in net assets from Fund
   share transactions..............................      (781,765,038)      (912,649,683)
                                                      ---------------    ---------------
Increase (decrease) in net assets .................      (798,157,570)      (811,266,720)
Net assets at beginning of period .................     6,770,984,642      7,582,251,362
Net assets at end of period (including
   undistributed net investment income of             ---------------    ---------------
   $2,138,399 at June 30, 2000) ...................   $ 5,972,827,072    $ 6,770,984,642
                                                      ---------------    ---------------


    The accompanying notes are an integral part of the financial statements.

                       Scudder Growth and Income Fund | 23

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Shares

------------------------------------------------------------------------------------
Years Ended December 31,        2000(b)   1999     1998     1997     1996    1995
------------------------------------------------------------------------------------
Net asset value, beginning of
period                         $26.69   $26.31   $27.33   $23.23   $20.23  $16.26
                               -----------------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment
operations:
------------------------------------------------------------------------------------
  Net investment income (loss)    .08(a)   .48(a)   .62(a)   .62(a)   .60(a)     .55
------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    .21     1.11      1.0     6.26     3.84    4.46
                               -----------------------------------------------------
------------------------------------------------------------------------------------
  Total from investment
  operations                      .29     1.59     1.68     6.88     4.44    5.01
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income          (.08)    (.51)    (.61)    (.58)    (.57)   (.56)
------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions        (.20)    (.70)   (2.09)   (2.20)    (.87)   (.48)
                               -----------------------------------------------------
------------------------------------------------------------------------------------
  Total distributions            (.28)   (1.21)   (2.70)   (2.78)   (1.44)  (1.04)
------------------------------------------------------------------------------------
Net asset value, end of period $26.70   $26.69   $26.31   $27.33   $23.23  $20.23
                               -----------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                 1.06**   6.15     6.07    30.31    22.18   31.18
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                    5,967    6,765    7,582    6,834    4,186   3,061
------------------------------------------------------------------------------------
Ratio of expenses (%)             .89(c)*  .80      .74      .76      .78     .80
------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                        .63*    1.76     2.20     2.31     2.77    3.10
------------------------------------------------------------------------------------
Portfolio turnover rate (%)        58*      70       41       22       27      27
------------------------------------------------------------------------------------

(a)      Based on monthly average shares outstanding during the period.

(b)      For the six months ended June 30, 2000 (Unaudited).

(c) The ratio of operating expenses excluding costs incurred in connection with the reorganization was .84%.

*        Annualized

**       Not annualized

                       24 | Scudder Growth and Income Fund

--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class R Shares

----------------------------------------------------------------------------------
                                                                 2000(c)   1999(b)
----------------------------------------------------------------------------------
Net asset value, beginning of period                      $   26.65     $   28.16
                                                          ------------------------
Income (loss) from investment operations:
  Net investment income (loss) (a)                             (.19)          .09
  Net realized and unrealized gain (loss) on investment
  transactions                                                  .14          (.76)
                                                          ------------------------
  Total from investment operations                             (.05)         (.67)
Less distributions from:
  Net investment income                                         .00(d)       (.22)
  Net realized gains on investment transactions                (.20)         (.62)
                                                          ------------------------
  Total distributions                                          (.20)         (.84)
Net asset value, end of period                            $   26.40     $   26.65
                                                          ------------------------
Total Return (%)                                               (.18)**      (2.31)**

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            6             6
Ratio of expenses (%)                                          3.33(e)*      1.34*
Ratio of net investment income (loss) (%)                     (1.83)*         .98*
Portfolio turnover rate (%)                                      58*           70

(a)      Based on monthly average shares outstanding during the period.

(b) For the period August 2, 1999 (commencement of Class R shares) to December 31, 1999 (Note A).

(c)      For the six months ended June 30, 2000 (Unaudited).

(d)      Net investment income was less than $.005 per share.

(e) The ratio of operating expenses excluding costs incurred in connection with the reorganization was 3.28%.

*        Annualized

**       Not annualized

                      Scudder Growth and Income Fund | 25

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Growth and Income Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Effective August 2, 1999, the Fund offers two classes of shares: Scudder shares and Class R shares. Class R shares are available for purchase by participants of certain employer-sponsored retirement plans.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as shareholder services, administrative services and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.


                       26 | Scudder Growth and Income Fund

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or subcustodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax


                       Scudder Growth and Income Fund | 27
regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended June 30, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $1,711,994,834 and $2,170,072,461, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of approximately 0.60% on the first $500,000,000 of the Fund's average daily net assets, 0.55% on the next $500,000,000, 0.50% on the next $500,000,000, 0.475% on the next $500,000,000,
0.45% on the next $1,000,000,000, 0.425% on the next $1,500,000,000, 0.405% on the next $1,500,000,000, 0.3875% on the next $4,000,000,000 and 0.37% of such net assets in excess of $10,000,000,000, computed and accrued daily and payable monthly. For the six months ended June 30, 2000, the fee pursuant to the Agreement amounted to $14,070,732, which was equivalent to an annual effective rate of 0.46% of the Fund's average daily net assets.

Administrative Services Fees. Kemper Distributors, Inc. ("KDI"), an affiliate of the Adviser, provides information and administrative services to Class R shareholders at an annual rate of up to 0.25% of average daily net assets for


                       28 | Scudder Growth and Income Fund
the class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the six months ended June 30, 2000, the Administrative Services Fee was as follows:

                                 Total       Fees Waived        Unpaid at
Administrative Services Fee    Aggregated      by KDI          June 30, 2000
--------------------------------------------------------------------------------


Class R ..................     $    7,783     $      --        $     7,783



Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Class R shares. For the six months ended June 30, 2000, the amount charged to Class R aggregated $18,669 of which $15,296 is unpaid at June 30, 2000. Scudder Service corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder shares of the Fund. For the six months ended June 30, 2000, the amount charged to the Scudder shares of the Fund by SSC aggregated $3,070,593, of which $469,423 is unpaid at June 30, 2000.

The Scudder shares of the Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have the potential to be invested in the Underlying Funds. For the six months ended June 30, 2000, the Special Servicing Agreement expense charged to the Scudder Shares of the Fund amounted to $769,391.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the the Scudder shares of the Fund. For the six months ended June 30, 2000, the amount charged to the Scudder shares of the Fund by STC aggregated $4,787,620, of which $769,391 is unpaid at June 30, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and

                       Scudder Growth and Income Fund | 29
maintaining
the portfolio and general accounting records of the Fund. For the six months ended June 30, 2000, the amount charged to the Fund by SFAC aggregated $197,589, of which $29,749 is unpaid at June 30, 2000.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 2000, Trustees' fees and expenses aggregated $29,668. In addition, a one-time fee of $85,773 was accrued for payment to those Trustees not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note G. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $42,887 of such costs.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the six months ended June 30, 2000, the Fund's custodian and transfer agent fees were reduced by $6,042 and $104,291, respectively, under these arrangements.

                       30 | Scudder Growth and Income Fund

E. Share Transactions

The following table summarizes shares of beneficial interest and dollar activity in the Fund:

                                                                         Six Months Ended
                                                                           June 30, 2000
                                                              --------------------------------------
Shares sold                                                             Shares          Dollars
----------------------------------------------------------------------------------------------------
Scudder Shares ...............................................        15,949,199    $   417,996,694
Class R Shares ...............................................           123,194          3,234,262
                                                                                    ---------------
                                                                                        421,230,956
Shares issued to shareholders in reinvestment of distributions
----------------------------------------------------------------------------------------------------
Scudder Shares ...............................................         2,196,485    $    59,216,013
Class R Shares ...............................................             2,017             54,070
                                                                                    ---------------
                                                                                         59,270,083
Shares redeemed
----------------------------------------------------------------------------------------------------
Scudder Shares ...............................................       (48,151,526)   $(1,259,128,383)
Class R Shares ...............................................          (118,468)        (3,137,694)
                                                                                    ---------------
                                                                                     (1,262,266,077)
Net increase (decrease)
----------------------------------------------------------------------------------------------------
Scudder Shares ...............................................       (30,005,842)   $  (781,915,676)
Class R Shares ...............................................             6,743            150,638
                                                                                    ---------------
                                                                                       (781,765,038)

                         Scudder Growth and Income Fund | 31

                                                                            Year Ended
                                                                          December 31, 1999
                                                                   ---------------------------------
Shares sold                                                            Shares           Dollars
----------------------------------------------------------------------------------------------------
Scudder Shares ...............................................        55,610,771    $ 1,512,658,263
Class R Shares** .............................................           236,864          6,343,156
                                                                                    ---------------
                                                                                      1,519,001,419
Shares issued to shareholders in reinvestment of distributions
----------------------------------------------------------------------------------------------------
Scudder Shares ...............................................        11,116,741    $   293,871,537
Class R Shares** .............................................             6,011            157,424
                                                                                    ---------------
                                                                                        294,028,961
Shares redeemed
----------------------------------------------------------------------------------------------------
Scudder Shares ...............................................      (101,429,027)   $(2,725,221,775)
Class R Shares** .............................................           (17,229)          (458,288)
                                                                                    ---------------
                                                                                     (2,725,680,063)
Net increase (decrease)
----------------------------------------------------------------------------------------------------
Scudder Shares ...............................................       (34,701,515)   $  (918,691,975)
Class R Shares** .............................................           225,646          6,042,292
                                                                                    ---------------
                                                                                       (912,649,683)

** For the period August 2, 1999 (commencement of sale of Class R shares) to December 31, 1999.

F. Line of Credit

The Fund and several other Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds,


                       32 | Scudder Growth and Income Fund
mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.


                       Scudder Growth and Income Fund | 33

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Growth and Income Fund (the "fund") was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees of the fund.

                                                         Number of Votes:
   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                         128,870,669          3,799,163
   Linda C. Coughlin                            128,799,388          3,870,444
   Dawn-Marie Driscoll                          128,902,802          3,767,030
   Edgar R. Fiedler                             128,662,995          4,006,836
   Keith R. Fox                                 128,892,024          3,777,808
   Joan E. Spero                                128,779,173          3,890,659
   Jean Gleason Stromberg                       128,752,334          3,917,498
   Jean C. Tempel                               128,917,776          3,752,056
   Steven Zaleznick                             128,730,476          3,939,356
--------------------------------------------------------------------------------

2. To approve a new Investment Management Agreement for the fund with Scudder Kemper Investments, Inc.

                                Number of Votes:
                                                                     Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
     104,000,856           5,083,844            4,882,119           18,703,013
--------------------------------------------------------------------------------

3. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the current fiscal year.

                                Number of Votes:
                                                                     Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
     128,235,562           1,922,741            2,511,528                0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                      34 | Scudder Growth and Income Fund

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                            Bruce F. Beaty*
   o  President and Trustee                      o  Vice President

 Henry P. Becton, Jr.                          Jennifer P. Carter*
   o  Trustee; President, WGBH                   o  Vice President
      Educational Foundation
                                               James M. Eysenbach*
 Dawn-Marie Driscoll                             o  Vice President
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,            William F. Gadsden*
      Center for Business Ethics, Bentley        o  Vice President
      College
                                               Valerie F. Malter*
 Peter B. Freeman                                o  Vice President
   o  Trustee, Corporate Director
                                               Kathleen T. Millard*
 George M. Lovejoy, Jr.                          o  Vice President
   o  Trustee; President and Director,
      Fifty Associates                         Ann M. McCreary*
                                                 o  Vice President
 Wesley W. Marple, Jr.
   o  Trustee; Professor of Business           Robert D. Tymoczko*
      Administration, Northeastern               o  Vice President
      University
                                               John Millette*
 Kathryn L. Quirk*                               o  Vice President and Secretary
   o  Trustee, Vice President and
      Assistant Secretary                      John R. Hebble*
                                                 o  Treasurer
 Jean C. Tempel
   o  Trustee; Managing Director,              Caroline Pearson*
      First Light Capital, LLC                   o  Assistant Secretary


                                               *Scudder Kemper Investments, Inc.


                       Scudder Growth and Income Fund | 35

Investment Products and Services
--------------------------------------------------------------------------------

1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds@
--------------------------------------------------------------------------------

 Money Market                                      U.S. Growth
   Scudder U.S. Treasury Money Fund                Value
   Scudder Cash Investment Trust                     Scudder Large Company Value Fund
   Scudder Money Market Series --                    Scudder Value Fund***
    Prime Reserve Shares*                            Scudder Small Company Value Fund
    Premium Shares*
    Managed Shares*                                Growth
   Scudder Tax Free Money Fund+                      Scudder Classic Growth Fund***
                                                     Scudder Capital Growth Fund***
 Tax Free+                                           Scudder Large Company Growth Fund***
   Scudder Medium Term Tax Free Fund                 Scudder Select 1000 Growth Fund
   Scudder Managed Municipal Bonds                   Scudder Development Fund
   Scudder High Yield Tax Free Fund***               Scudder Small Company Stock Fund***
   Scudder California Tax Free Fund**                Scudder 21st Century Growth Fund***
   Scudder Massachusetts Tax Free Fund**
   Scudder New York Tax Free Fund**                Global Equity
                                                   Worldwide
 U.S. Income                                         Scudder Global Fund
   Scudder Short Term Bond Fund                      Scudder International Fund++
   Scudder GNMA Fund***                              Scudder Global Discovery Fund***
   Scudder Income Fund                               Scudder Emerging Markets Growth Fund
   Scudder Corporate Bond Fund                       Scudder Gold Fund
   Scudder High Yield Bond Fund
                                                   Regional
 Global Income                                       Scudder Greater Europe Growth Fund
   Scudder Global Bond Fund                          Scudder Pacific Opportunities Fund
   Scudder Emerging Markets Income Fund              Scudder Latin America Fund
                                                     The Japan Fund, Inc.***
 Asset Allocation
   Scudder Pathway Conservative Portfolio          Industry Sector Funds
   Scudder Pathway Balanced Portfolio              Choice Series
   Scudder Pathway Growth Portfolio                  Scudder Health Care Fund
                                                     Scudder Technology Fund
 U.S. Growth and Income
   Scudder Balanced Fund
   Scudder Dividend & Growth Fund
   Scudder Growth and Income Fund***
   Scudder Select 500 Fund
   Scudder S&P 500 Index Fund


                       36 | Scudder Growth and Income Fund

--------------------------------------------------------------------------------

1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                  Education Accounts
   Traditional IRA                      Education IRA
   Roth IRA                             UGMA/UTMA
   SEP-IRA                              IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**@@
    Scudder Horizon Advantage**@@@

--------------------------------------------------------------------------------
Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.           Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.              Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.               Scudder New Asia Fund, Inc.


For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

@ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*    A class of shares of the fund.

**   Not available in all states.

*** Only the Class S Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

@@ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder Kemper Investments' insurance agencies, 1-800-225-2470.

@@@ A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder Kemper Investments' insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.


                      Scudder Growth and Income Fund | 37

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

          Convenient  Automatic Investment Plan
     ways to invest,
         quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                      Automatic Dividend Transfer

                      The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                      QuickBuy

                      Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                      Payroll Deduction and Direct Deposit

                      Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                      * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

         Around-the- Automated Information Lines clock electronic
             account  Scudder Class S Shareholders:
         service and Call SAIL(TM) -- 1-800-343-2890 information,
      including some  AARP Investment Program Shareholders:
        transactions  Call Easy-Access Line -- 1-800-631-4636

                      Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                      Web Site

                      Scudder Class S Shareholders --
                      www.scudder.com

                      AARP Investment Program Shareholders --
                      aarp.scudder.com

                      Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.


                       38 | Scudder Growth and Income Fund

           Those who  Automatic Withdrawal Plan
           depend on
          investment You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses  and Scudder does the rest.
     can enjoy these
         convenient,  Distributions Direct
         timely, and
            reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days withdrawal  after each distribution is paid.
            programs
                      QuickSell

                      Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

            For more  Scudder Class S Shareholders:
         information Call a Scudder representative at about these 1-800-SCUDDER services
                      AARP Investment Program Shareholders:
                      Call an AARP Investment Program representative at 1-800-253-2277

      Please address  For Scudder Class S Shareholders:
         all written
      correspondence  The Scudder Funds
                  to  PO Box 2291
                      Boston, Massachusetts
                      02107-2291

                      For AARP Investment Program Shareholders:

                      AARP Investment Program from Scudder
                      PO Box 2540
                      Boston, Massachusetts
                      02208-2540

                       Scudder Growth and Income Fund | 39

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.



This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com


A member of the [LOGO] Zurich Financial Services Corp.